Exhibit 99.1



INVESTORS, INVESTMENT COMMUNITY, LADIES AND GENTLEMEN, GOOD EVENING. MY NAME IS PETER CUNNINGHAM, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF AXM PHARMA INC. (AMERICAN STOCK EXCHANGE SYMBOL AXJ.) I HAVE THE PRIVALEGE OF SPEAKING TODAY ON BEHALF OR OUR DIRECTORS, MANAGEMENT AND ALL EMPLOYEES. TODAY WE CAN REPORT DETAILS OF OUR STELLAR ACHIEVEMENTS FOR OPERATING PERFORMANCE AND CORPORATE DEVELOPMENT IN FISCAL YEAR 2003.
THIS PRESENTATION IS ORGANIZED SO TO PROVIDE

1.   BACKGROUND OF OUR OPERATING STRUCTURE,

2.   DETAILS OF REVENUE AND EARNINGS PERFORMANCE

3. SIGNIFICANT OPERATING ACHIEVEMENTS THAT CONTRIBUTED TO THE PERFORMANCE RESULTS IN 2003, AND THAT WERE STARTED IN 2003 AND CONTINUE THROUGH 2004 AND BEYOND

THIS PRESENTATION WILL RUN FOR APPROXIMATELY 10 MINUTES AND THEN I WILL PROVIDE ANSWERS TO QUESTIONS RECEIVED

BACKGROUND INFORMATION FOR OUR OPERATING STRUCTURE
AXM PHARMA, INC OPERATES AS A MANUFACTURER AND MAREKETER OF OTC AND PRESCRIPTION PHARMACEUTICAL PRODUCTS IN CHINA. SIMPLY STATED, WE PRODUCE BRAND NAME PHARMACEUTICALS IN CHINA FOR CHINA. REGIONAL EXPORTS ARE A POSSIBLITY IN THE FURTURE, BUT FOR THE NEAR TERM, OUR FOCUS IS SOLELY ON THE CHINA MARKET. OUR OPPORTUNITY IN CHINA IS CHARACTERIZED BY THE DESCRIPTIVE PHRASE "FAST, FASTER, FASTESET". IN CHINA, ACCORDING TO THE ASIA WALL STREE JOURNAL AND OTHER PUBLICATIONS ON AN ANNUAL BASIS, THE ECONOMY IS GROWING AT APPROXIMATELY 8-9%,


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IMS CHINA,  THE LARGETS MARKET RESEARCH FIRM IN THE  PHARMACEUTICAL  INDUSTRY IN
CHINA PROJECTS THAT THE PHARMACEUTICAL INDUSTRY IS GROWING AT APPROXIMATELY 20%, AND THE OTC AND GENERIC SEGMENTS OF THE PHARMACEUTICAL INDUSTRY IS GROWING AT APPROXIMATELY 30%. AXM IS WELL POSITIONED TO WIN A GROWING PIECE OF MARKET SHARE.

TO TAKE ADVANTAGE OF THE GROWTH OPPORTUNITIES WE NEEDED TO BE ABLE TO MOVE QUICKLY OPERATIONALY. BASED ON OUR MANAGEMENT TEAM'S MANY YEARS OF EXPERIENCE IN CHINA, WE CONCLUDED THAT A WHOLLY FOREIGN OWNED ENTERPRISE WOULD BE THE BEST STRUCTURE. AXM MANAGEMENT APPLIED FOR AND RECEIVED WFOE STATUS IN DECEMBER 2002.

AXM IS STRUCTURED UNDER CHINA'S CORPORATE LAWS AS A WHOLLY FOREIGN OWNED ENTERPRISE. AS A WHOLLY FOREIGN OWNED ENTERPRISE AXM HAS CERTAIN ADVANTAGES OVER A TYPICAL CHINESE JOINT VENTURE THAT INCLUDE:

1. Efficiency in operations, management and future developments. Controls follow Sarbanes Oxley, FCPA and American style disclosure REQUIREMENTS. There ARE shared objectives and goals between and amongst the directors and management who may be from China or THE USA. Appointments are made on the basis of merit, not on the basis of positions divided between two parties in a JOINT VENTURE partnership.

2. Ability to operate with the advantages of a "local company" in China and provide full valuation for the business and investment with liquidity for all shareholders.


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3. Ability to  accelerate  the  business  development  process  through a single decision making team of directors and officers.

TO OUR KNOWLEDGE, AXM IS THE ONLY WHOLLY OWNED FOREIGN ENTERPRISE PHARMACEUTICAL COMPANY LISTED ON A STOCK EXCHANGE IN AMERICA, AND PERHAPS THE ONLY WFOE FROM ANY INDUSTRY THAT IS LISTED ON A STOCK EXCHANGE IN AMERICA.


AXM'S REVENUE AND EARNINGS PERFORMANCE FOR FISCAL YEAR 2003.

GROSS REVENUES INCREASEDTO $10,025,605 AN IMPROVEMENT OF $6,921,949 OR 223%.

OPERATING PROFIT AND OPERATING MARGINS BOTH IMPROVED. WE ACHIEVED AN OPERATING PROFIT OF $3,497,325 AN IMPROVEMENT FROM THE $621,579 WE ACHIEVED IN 2002, A GROWTH OF 463%.

NEXT, OUR TAX POSITION IN CHINA. AXM HAS BEEN GRANTED A 5 YEAR TAX HOLIDAY FOR ITS INVESTMENT IN A CGMP MANUFACTURING FACILITY IN HUNAN INDUSTRIAL ESTATE IN THE CITY OF SHENYANG CHINA.

THIS WILL IMPROVE EARNINGS PER SHARE DURING THE EFFECTIVE PERIOD.

INVENTORY MANAGEMENT IMPROVED.INVENTORY AS A PERCENTAGE OF SALES FELL BY 21%.

RECEIVABLES  GREW AT A RATE 1/10 AS FAST AS THE SALES  GREW  DURING  THE  FISCAL
YEAR.


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ONE TIME EXPENSES FOR STOCK MARKET LISTINGS AND CORPORATE  DEVELOPMENT  INCLUDED
CASH EXPENSES OF $3,683,307 AND NON-CASH EXPENSES OF $3,522,085 CAUSING A LOSS FOR THE PERIOD OF

$ 3,708,067.



SIGNIFICANT OPERATING ACHIEVEMENTS FOR THE YEAR
AXM SUCCESSFULLY LISTED IN MARCH ON THE OTC.BB AND WAS ELEVATED TO AMEX IN FEBRUARY 2004, BASED ON A DECEMBER 2003 APPLICATION SUBMISSON. IN ADDITION, OUR SB2 REGISTRATION WAS SUBMITTED AND APPROVED.

FUND RAISING INITIATED IN 2003 BROUGHT IN TWO TRANCHES BEFORE DECEMBER 31, 2003, AND A THIRD TRANCH OF PRIVATE PLACEMENT FUNDS IN JANUARY & FEBRUARY 2004. THE TOTAL FUNDS RAISED THROUGH PRIVATE PLACEMENTS WAS APPROXIMATELY $9.4 MILLION.



I WANT TO BRING YOUR ATTENTION TO THE OPERATIONS MANAGEMENT SUCCESSES. IT IS NOTEWORTHY THAT A SMALL EXPERIENCED TEAM ACCOMPLISHED A SLATE OF ACTIVITIES THAT WOULD MAKE A SEASONED MULTINATIONAL CEO ENVIOUS.

IN 2003 WE ANNOUNCED THE INITIATION OF CERTAIN OPERATING ACTIVITIES THAT HAVE BEEN CONCLUDED DURING 2003, OR SHORTLY AFTER DECEMBER 31, 2003. THESE INCLUDE:

INCREASED MARKET PENETRATION IN CHINA.

DISTRIBUTION WAS EXPANDED TO SHANGHAI AND GHUANGZHOU PROVINCES, TWO OF THE MOST PROSPEROUS PROVINCES IN CHINA.


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A PROVINCIAL  GOVERNMENT  CONTRACT WAS AWARDED IN SHANGHAI FOR SUPPLY OF ASARONE
TABLETS FOR INCLUSION IN A COMBINATION THERAPY FOR TREATMENT OF SARS. ASARONE IS EFFECTIVE FOR REDUCING THE SWELLING OF BRONCHIAL AIRWAYS ASSOCIATED WITH ALL RESPIRATORY INFECTIONS, NOT JUST SARS. THIS PRODUCT HAS A BRIGHT FUTURE.

CONTRACT MANUFACTURING MANAGEMENT WAS IMPROVED CONTRIBUTING TO THE IMPROVED GROSS MARGINS.

CONSTRUCTION OF AXM'S NEW CGMP MANUFACTURING FACILITY COMMENCED SHORTLY AFTER THE GROUND BREAKING ON OCTOBER 18, 2003. WORK WAS SLOWED DURING THE COLD WINTER IN SHENYANG WHICH IS LOCATED ON THE SAME LATITUDE AS BOSTON, MASSACHUSETS. WE ARE PLEASED TO ANNOUNCE THAT WORK HAS COMMENCED AT FULL PACE AGAIN AS OF MARCH 2004.

LICENSING: IN KEEPING WITH OUR PRESENTATION TO INVESTORS DURING 2003, IN JANUARY 2004 AXM SUCCESSFULLY CONCLUDED NEGOTIATIONS WITH SUNKIST GROWERS INC. FOR THE RIGHTS TO USE THE SUNKIST TRADEMARK ON A RANGE OF VITAMIN AND VITAMIN SUPPLEMENT PRODUCTS. THE CONTRACT INCLUDES EXCLUSIVITY IN CHINA FOR THE PRODUCT RANGE AND FIRST RIGHT OF REFUSAL FOR OTHER TERRITORIES IN THE ASIA PACIFIC REGION WHERE SUNKIST DOES NOT HAVE PRE-EXISTING LICENSING AGREEMENTS.

PRODUCT DEVELOPMENT: AXM COMPLETED THE FORMULATION OF A FEMININE HYGIENE PRODUCT TO ENTER A MARKET SEGMENT THAT EXPEIRENCES APPROXIMATELY $500 MILLION IN ANNUAL SALES.

PRODUCT ACQUISITION: IN FEBRUARY 2004, AXM PHARMA SUCCESSFULLY CONCLUDED NEGOTIATIONS FOR THE ACQUISITION OF QIYAO AN ADJUNCTIVE THERAPY FOR THE TREATMENT OF TYPE TWO DIABETES, A DEBILITATING CONDITION THAT AFFECTS MORE THAN 30 MILLION PEOPLE IN CHINA.


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CGMP ENGINEERING SUPPORT: IN JANUARY 2004, AXM MANAGEMENT SUCCESSFULLY CONCLUDED
NEGOTIATIONS WITH THE GMP ENGINEERING FIRM, DON BATES, INC. FROM SAN FRANCISCO, AND THE TEAM IS WORKING ON SITE IN SHENYANG.

DISTRIBUTION EXPANSION: WE ARE CONTINUING OUR NEGOTIATIONS WITH NEW DISTRIBUTION FIRMS. TO ACCOMMODATE FURTHER EXPANSION OF THE BUSINESS INTO TWO NEW TERRITORIES IN CHINA. NEGOTIATIONS ARE UNDERWAY, WE ARE PUSHING FOR CONCLUSION.

REVITALIZATION  OF  BRANDS  AND  IMPROVED  MARKETING  SUPPORT  FOR  ALL  BRANDS:
NEGOTIATIONS ARE UNDERWAY FOR AWARDING CONTRACTS. THE COMPETITION FOR THE CONTRACTS IS BETWEEN THE FOLLOWING SHORT LISTED AGENCIES, INTERNATONAL AGENCIES OGILVY & MATHER & ZZAD; SAATCHI & SAATCHI, AND A BEIJING BASED FIRM, HIGHLIGHT CHARM ADVERTISING.

HIRING CONTINUES ACCORDING TO PLAN. AXM MANAGEMENT HAS APPOINTED A NEW V.P. OF MARKETING AND A NEW CHIEF ACCOUNTING OFFICER IN CHINA, AND STRENGTHENED THE MANAGEMENT AT THE POSITION OF CFO.

SEARCHES CONTINUE FOR SEVERAL SENIOR MANAGEMENT POSITIONS IN MANUFACTURING AND DISTRIBUTION.

A BOARD RESTRUCTURING WAS CONTEMPLATED, AND COMPELTED IN FEBRUARY 2004, ACHIEVING COMPLIANCE WITH AMEX REQUIREMENTS.

GOVERNMENT RELATIONS MANAGEMENT IMPROVED THROUGH THE ACTIVE EFFORTS OF OUR CHAIRPERSON, WANG WEI SHI. SHE BUILT GOOD RELATIONS WITH THE PROVINCIAL OFFICES OF THE STATE FOOD AND DRUG ADMINISTRATION AND THE EXPERT PANELS SUPPORTING THE SFDA IN BEIJING.


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IN CHINA THE FOCUS  CONTINUES TO BE NEW  PRODUCTS,  BRAND  DEVELOPMENT,  FACTORY
COMPLETION AND MANUFACTURING CGMP STANDARD ACHIEVEMENT.

WE HAVE RECEIVED SOME QUESTIONS. I'D LIKE TO TAKE A FEW MINUTES NOW TO READ THE QUESTIONS RECEIVED AND PROVIDE A RESPONSE.

     1. How much cash does the company currently have? Can you predict any need for financing in the near future (the coming year)?


THE COMPANY CURRENTLY HAD CASH ON HAND OF APPROXIMATELY $ 4.5 MILLION.
     WE ANTICIPATE A NEED FOR AN ADDITIONAL $ 5.0 MILLION TO BE USED TO BUILD AN ADMINISTRATION CENTER AT THE FACTORY SITE IN SHENYANG AND TO EXPAND THE DEPTH OF MANUFACTURING RESOURCES. PREMLIMINARY ANALYSIS SUGGESTS THAT WE CAN ACHIEVE A BETTER CASH FLOW AND EARNINGS BENEFIT BY BUILDING RATHER THAN RENTING OUR ADMINISTRATIVE OFFICES.


     2. What is the current status of the construction of your new plant? Is it on schedule? When do you expect it to come on-line

     THE PLANT CONSTRUCTION IS GENERALLY PROCEEDING ACCORDING TO PLAN. THE WINTER WAS RELATIVELY MILD, AS I MENTIONED THE WORK HAS STARTED AGAIN WITH THE BREAK IN THE WINTER WEATHER, AND DURING THE WINTER, THE ENGINEERS ASSEMBLED PORTIONS OF THE STEEL FRAME CONSTRUCTION IN AN AIRPORT HANGER TO SPEED ASSEMBLY ON THE SITE. WE HAVE JUST COMPLETED A TENDER PROCESS FOR PRODUCTION EQUIPMENT AND HVAC EQUIPMENT, AND FACTORY INSPECTIONS HAVE COMMENCED AT THE POTENTIAL VENDORS FACILITIES.


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     WE ARE  CONTINUING  TO  HOLD  TO  OUR  SCHEDULE  OUTLINED  IN  2003,  TO BE
     INSTALLING EQUIPMENT IN THE MAY-JUNE TIME PERIOD AND COMMENCING TRIAL PRODUCTION IN THE AUGUST - SEPTEMBER TIME PERIOD.


     THIS QUESTION HAS MULTIPLE PARTS

     3. Please describe the recently announced agreement with Sunkist...

     4. Can you quantify its value to the company (in $ and/or intangibles like brand recognition and impact on current distribution channels)?


         THE AGREEMENT WITH SUNKIST INCLUDES A 5 YEAR EXCLUSIVE RIGHT TO USE THE SUNKIST TRADEMARK IN CHINA FOR A RANGE OF VITAMIN AND VITAMIN SUPPLEMENT PRODUCTS. WE WILL FORMULATE A RANGE OF SUPPLEMENTS, SOME OF WHICH ARE OTC STRENGTH, AND SOME ARE SUPERMARKET STRENGTH. THE DOSING IS A KEY DETERMINANT OF THE CHANNELS IN WHICH THE PRODUCTS CAN BE DISTRIBUTED.

         THE QUESTION OF BRAND EQUITY IS RELATED IN PART TO THE SUNKIST BRAND LICENSE, AND IN PART TO OUR DEVELOPMENT AND PRODUCT ACQUISITION ACTIVITIES. AXM WILL ACCRUE GOODWILL FROM THE SUNKIST DEVELOPMENT, HOWEVER SUNKIST OWNS THE BRAND. IT IS ANTICIPATED THAT AXM WILL ACRUE GREATER INTANGIBLE ASSET DEVELOPMENT BENEFIT FROM THE ACCQUISITION OF QIYAO FOR DIABETES A PRODUCT WITH A PATENT AND APPROVAL FOR MANUFACTURING, AND THE FORMULATION AND BRANDING OF THE FEMININE HYGIENE PRODUCT. WE ACCOUNT FOR INTANGIBLE ASSETS VALUATIONS UNDER FASB 141-143.


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         THE SUNKIST  BRAND  LICENSE  ENABLES US TO  STRENGTHEN  OUR OTC CHANNEL
         PENETRATION AND TO PENETRATE THE SUPERMARKET CHANNELSACCORDING TO IMS CHINA, THESE CHANNELS ARE GROWING AT A PACE THAT IS 50-60% FASTER THAN THE HOSPITAL CHANNEL ON A VOLUME BASIS AND 70-80% FASTER THAN THE HOSPITAL CHANNEL ON A VALUE BASIS.

     6. What is the current demand for the company's products in China?

         THE PHARMACEUTICAL MARKET IS DEVELOPING RAPIDLY. RECENT GOVERNMENT REGULATORY CHANGES INCREASE THE ATTRACTIVENESS OF THE OTC MARKET SEGMENT. RETAIL PHARMACIES ARE REPLACING HOSPITAL PHARMACIES AS THE LOCATION FOR PURCHASING MEDICATIONS. THIS IS SUPPORTED WITH LEGISLATION REDUCING THE AMOUNT OF GOVERNMENT SUBSIDY OR REIMBURSEMENT FOR PRODUCT PURCHASES AT THE HOSPITALS. IT IS ANTICIPATED THAT THE NUMBER OF RETAIL PHARMACIES WILL GROW TO 300,000 FROM THE CURRENT NUMBER 120,000 IN THE NEXT 3-5 YEARS. WE ARE POSITIONED TO TAKE ADVANTAGE OF THIS NEW TREND.

         THE THERAPEUTIC CATEGORIES IN WHICH WE ALREADY OPERATE INCLUDING RESPIRATORY INFECTION AND SKIN INFECTION/RASH ARE TWO OF THE LARGEST CATEGORIES. WITH LIMITED RESOURCES IN 2003, WE EXPANDED DISTRIBUTION. IN 2004, WE PLAN TO BE MUCH MORE AGGRESSIVE. AXM HAS ENTERED TWO NEW THERAPEUTIC CATEGORIES, VITAMINS, PERHAPS THE FASTEST GROWING CATEGORY, AND DIABETES, A CATEGORY THAT CONTINUES TO GROW FASTER THAN THE PUNDITS HAVE PREDICTED. WE ANTICIPATE THE DEMAND FOR OUR PRODUCTS TO INCREASE AS THE DEMOGRAPHICS AND THE EPIDEMIOLOGY OF THE COMMUNITY CHANGE. AXM MANAGEMENT WILL CONTINUE TO SOURCE NEW MOLECULES IN CARDIOLOGY, ONCOLOGY AND RESPIRATORY THERAPEUTIC CATEGORIES, AND WE ANTICIPATE THE SAME SUCCESS AS WE HAVE HAD IN OUR ACQUISITION OF THE NEW MOLECULE FOR DIABETES.

     7. How is the company planning to grow in this market?

         WE ARE GROWING OUR BUSINESS ACCORDING TO THE PLANS WE PUT FORWARD IN 2003, TERRITORY EXPANSION IN CHINA, ACQUISITION OF NEW MOLECULES,
         IN-HOUSE DEVELOPMENT OR IMPROVEMENT OF EXISTING PRODUCTS AND RAPID COMPLETION AND COMMISSIONING OF THE NEW FACTORY.

     8. Can the company foresee any future need to expand into other markets?

         AXM IS ORGANIZED AS A COMPANY THAT MANUFACTURERS IN CHINA AND SELLS IN CHINA. ALTHOUGH WE HAVE CONTRACTUAL RIGHTS TO OF FIRST REFUSAL TO CERTAIN MARKETS OUTSIDE CHINA IN CONNECTION WITH OUR AGREEMENT WITH SUNKISTAND WE CAN EXPORT OUR OTHER PRODUCTS ONCE WE REGISTER THEM WITH THE AUTHORITIES IN OTHER COUNTRIES, THIS IS NOT OUR CORE STRATEGY. WE RESERVE DECISIONS ON THESE OPPORTUNITIES AND WILL MANAGE THEM ON A CASE-BY-CASE BASIS AND WOULD ONLY CONSIDER SELLING OUTSIDE OF CHINA IN A CASE WHERE WE FEEL THAT IT WILL ADD TO OUR REVENUES SIGNIFICANTLY.


         THANKS FOR LISTENING IN ON MY REPORT TODAY. PLEASE KEEP YOUR EYE ON US. WE PLAN TO HAVE ANOTHER GREAT GROWTH YEAR IN 2004.